                                  Exhibit 10.28
                                  -------------

                                 FIFTH AMENDMENT

          FIFTH AMENDMENT (this "Amendment"), dated as of December 14, 2000, among AEARO CORPORATION, a Delaware corporation ("Holdings"), AEARO COMPANY I (f/k/a Cabot Safety Corporation), a Delaware corporation (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and collectively, the "Borrowers"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                   WITNESSETH:
                                   ----------

          WHEREAS, Holdings, the Borrowers, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as further amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto wish to further amend the Credit Agreement as herein provided; and

          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows:

     NOW, THEREFORE, it is agreed:

          1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end thereof:

          "(d) Subject to Section 1.15 and the other terms and conditions set forth herein, each Bank with an Incremental B Term Loan Commitment severally agrees:

               (i) to make a term loan or term loans (each, an "Incremental B Term Loan" and, collectively, the "Incremental B Term Loans") to the Company, which Incremental B Term Loans shall: (w) be incurred pursuant to a single drawing on the Incremental B Term Loan Borrowing Date; (x) be denominated in Dollars; (y) at the option of the Company, be Base Rate Loans or Eurodollar Loans, PROVIDED that, except as specifically provided in Section 1.10(b), all Incremental B Term Loans comprising the same Borrowing shall at all times be of the same Type and (z) be made by each such Bank in that aggregate principal amount which does not exceed the Incremental B Term Loan Commitment of such Bank on the Incremental B Term Loan Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(b)(ii)).

          Once repaid, Incremental B Term Loans incurred hereunder may not be reborrowed."

          2. Section 1.03 of the Credit Agreement is hereby amended by inserting the text ", Incremental B Term Loans" immediately following the text "B Term Loans" appearing in clause (iii) thereof.

          3. Section 1.05(g) of the Credit Agreement is hereby amended by (x) inserting the text "(or, if issued after the Restatement Effective Date, be dated the date of issuance thereof)" immediately prior to the comma appearing at the end of clause (ii) thereof and (y) inserting the text "(or, if issued after the Restatement Effective Date, be in a stated principal amount of the B Term Loans of such Bank at such time)" immediately following the text "the Restatement Effective Date" appearing in clause (ii) thereof.

          4. Section 1.07 of the Credit Agreement is hereby amended by (i) inserting the text "Incremental B Term Loans" immediately following the text "B Term Loans" appearing in the first sentence thereof, and (ii) inserting the text "Incremental B Term Loan Commitments (and after the termination thereof, Incremental B Term Loans)" immediately following the text (and after the termination thereof, B Term Loans)" appearing in the first sentence thereof.

          5. Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.15 at the end thereof:

          "1.15 INCREMENTAL B TERM LOAN COMMITMENTS. (a) So long as no Default or Event of Default then exists or would result therefrom, the Company shall, in consultation with the Administrative Agent, have the right to request on one (and, in the circumstances contemplated by clause (iv) below, a second) occasion on and after the Fifth Amendment Effective Date that one or more Banks (and/or one or more other Persons which would become Banks as provided below) provide Incremental B Term Loan Commitments and, subject to the terms and conditions contained in this Agreement, make Incremental B Term Loans pursuant thereto, it being understood and agreed, however, that (i) no Bank shall be obligated to provide an Incremental B Term Loan Commitment as a result of any such request by the Company, and until such time, if any, as such Bank has agreed in its sole discretion to provide an Incremental B Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.15, such Bank shall not be obligated to fund any Incremental B Term Loans, (ii) any Bank (or, in the circumstances contemplated by clause (iv) below, any other Person which is an Eligible Transferee) may so provide an Incremental B Term Loan Commitment without the consent of any other Bank, (iii) the provision of Incremental B Term Loan Commitments pursuant to this Section 1.15 shall be in a minimum aggregate amount (for all Banks (including, in the circumstances contemplated by clause (iv) below, Eligible Transferees who would become Banks)) of at least $5,000,000, and a maximum aggregate principal amount not to exceed $13,000,000, (iv) if, within 10 Business Days after the Company has requested the then existing Banks (other than Defaulting Banks) to provide Incremental B Term Loan Commitments pursuant to this Section 1.15 the Company has not received Incremental B Term Loan Commitments in an aggregate amount equal to that amount of Incremental B Term Loan Commitments which the Company desires to obtain pursuant to such request (as set forth in the notice provided by the Company as provided below), then the Borrower may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), request Incremental B Term Loan Commitments from Persons which would qualify as Eligible Transferees hereunder in an aggregate amount equal to such deficiency (and with the fees to be paid to such Eligible Transferee to be no greater than those to be paid to the then existing Banks providing Incremental B Term Loan Commitments), (v) prior to the Incremental B Term Loan Borrowing Date, the Company shall have certified to the Administrative Agent that the aggregate principal amount of the Incremental B Term Loan being incurred is permitted to be incurred under, and in accordance with, the Senior Subordinated Note Indenture (including, without limitation, by providing to the Administrative Agent an officer's certificate of the Company's chief financial officer or another financial officer satisfactory to the Administrative Agent demonstrating (in reasonable detail) that the incurrence of the Incremental B Term Loans on the Incremental B Term Loan Borrowing Date may be incurred in accordance with, and will not violate the provisions of, the Senior Subordinated Note Indenture), (vi) all of the proceeds of any Incremental B Term Loans shall be used to finance the Soundcoat Acquisition and to pay the fees and expenses incurred in connection therewith, and (vii) all actions taken by the Company pursuant to this Section 1.15 shall be done in coordination with the Administrative Agent.

          (b) At the time of any provision of Incremental B Term Loan Commitments pursuant to this Section 1.15, (i) the Company, the Administrative Agent and each such Bank or other Eligible Transferee which agrees to provide an Incremental B Term Loan Commitment (each such Bank or other Eligible Transferee, an "Incremental Term Loan Bank") shall execute and deliver to the Administrative Agent an Incremental B Term Loan Commitment Agreement substantially in the form of Exhibit K (appropriately completed), with the effectiveness of such Incremental B Term Loan Bank's Incremental B Term Loan Commitment to occur upon delivery of such Incremental B Term Loan Commitment Agreement to the Administrative Agent, the payment of any fees required in connection therewith and the satisfaction of the other conditions in this Section 1.05 and (ii) the Company shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Company reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Restatement Effective Date pursuant to Section 5.04 as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request. The Administrative Agent shall promptly notify each Bank as to the effectiveness of each Incremental B Term Loan Commitment Agreement, and (i) at such time Schedule I shall be deemed modified to reflect the Incremental B Term Loan Commitments of such Incremental B Term Loan Banks and (ii) to the extent requested by such Incremental B Term Loan Banks, B Term Notes will be issued, at the Company's expense, to such Incremental B Term Loan Banks, to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the new Incremental B Term Loans made by such Incremental B Term Loan Banks.

          (c) In connection with each incurrence of Incremental B Term Loans pursuant to Section 1.01(d), the Banks and the Company hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Company and the Administrative Agent may take all such actions as may be necessary to ensure that all Banks continue to participate in each Borrowing of outstanding B Term Loans (after giving effect to the incurrence of Incremental B Term Loans pursuant to Section (d)) on a PRO RATA basis, including by adding the Incremental B Term Loans to be so incurred to the then outstanding Borrowings of B Term Loans on a PRO RATA basis even though as a result thereof such new Incremental B Term Loan (to the extent required to be maintained as Eurodollar Loans) may effectively have a shorter Interest Period than the then outstanding Borrowings of B Term Loans and it is hereby agreed that (x) to the extent any then outstanding Borrowings of B Term Loans that are maintained as Eurodollar Loans are affected as a result thereof, any costs of the type described in
     Section 1.11 incurred by such Banks in connection therewith shall be for the account of the Company or (y) to the extent the Incremental B Term Loans to be so incurred are added to the then outstanding Borrowings of B Term Loans, which are maintained as Eurodollar Loans, the Banks that have made such Incremental B Term Loans shall be entitled to receive an effective interest rate on such Incremental B Term Loans as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such Incremental B Term Loans plus the then Applicable Margin for B Term Loans until the end of the respective Interest Period or Interest Periods with respect thereto."

          6. Section 3.03(b) of the Credit Agreement is hereby amended by (w) inserting the text "(i)" immediately following the text "(b)" appearing therein,
(x) inserting the following new clause (ii) at the end thereof:

          "(ii) The Total Incremental B Term Loan Commitment (and the Incremental B Term Loan Commitment of each Bank) shall be terminated on the Incremental B Term Loan Borrowing Date (after giving effect to the incurrence of Incremental B Term Loans on such date)",

(y) inserting the text ", the Total Incremental B Term Loan Commitment" immediately following the text "Total B Term Loan Commitment" appearing in clause (f) thereof and (z) inserting the text ", Incremental B Term Loan Commitment" immediately following the second instance the text "B Term Loan Commitment" appears in such clause (f).

          7. Section 4.02(c) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

          "In addition to the foregoing, in the event that any Incremental B Term Loans are incurred, Incremental B Term Loans shall be repaid on each B Term Loan Scheduled Repayment Date occurring after such incurrence in an amount equal to the product of (i) the Relevant Incremental Repayment Percentage for such B Term Loan Scheduled Repayment Date and (ii) the Initial Incremental B Term Loan Amount."

          8. Section 6.08 of the Credit Agreement is hereby amended by inserting the clause (e) at the end thereof.

          "(e) All proceeds of Incremental B Term Loans shall be used by the Company (i) to finance the Soundcoat Acquisition and (ii) to pay fees and expenses related thereto."

          9. Section 7.14 of the Credit Agreement is hereby amended by deleting the text "periods covered by," appearing in clause (ii) thereof and inserting the text "the most recently ended Test Period of the Company for which financial statements are available" in lieu thereof.

          10. Section 8.02(xiv) of the Credit Agreement is hereby amended by deleting the reference to the amount "$15,000,000" appearing in clause (w) thereof and inserting the amount "$33,000,000" in lieu thereof.

          11. Section 8.07(a) of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and inserting the following chart in lieu thereof:

          "Restatement Effective Date to
          fiscal year ending September 30, 1996                           $ 4,000,000

          Fiscal year ending September 30, 1997
          to fiscal year ending September 30, 2000                        $10,000,000

          Each fiscal year ending thereafter                              $13,000,000".

          12. Section 8.08 of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and inserting the following new chart in lieu thereof:

                           "Date                                                 Ratio
                            ----                                                 -----

                  December 31, 2000                                              4.00:1.00
                  March 31, 2001                                                 4.00:1.00
                  June 30, 2001                                                  3.75:1.00
                  September 30, 2001                                             3.75:1.00

                  The last day of each fiscal quarter
                  ended thereafter                                               3.50:1.00".

          13. Section 8.09 of the Credit Agreement is hereby amended by deleting the chart appearing therein in its entirety and inserting the following new chart in lieu thereof:

                           "Date                                                 Ratio
                            ----                                                 -----

                  December 31, 2000                                              2.10:1.00
                  March 31, 2001                                                 2.20:1.00
                  June 30, 2001                                                  2.30:1.00
                  September 30, 2001                                             2.40:1.00
                  December 31, 2001                                              2.50:1.00

                  The last day of each fiscal quarter

                  ended thereafter                                               2.60:1.00

          14. Section 8.10 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.10 is hereby inserted in lieu thereof:

          "8.10 FIXED CHARGE COVERAGE RATIO. Holdings and the Borrowers will not permit the Fixed Charge Coverage Ratio for any Test Period ending after Fifth Amendment Effective Date to be less than 1.00:1.00."

          15. The definition "B Term Loans" appearing in Section 10 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "B Term Loans" is inserted in lieu thereof:

          "B Term Loans" shall mean each Loan maintained and/or incurred pursuant to Section 1.01(b) and (d).

          16. The definition of "Borrowing" appearing in Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "PROVIDED that" appearing therein and inserting the following text at the end thereof:

     "and (y) any Incremental B Term Loans incurred pursuant to Section 1.01(d) shall be considered part of the Borrowing of the then outstanding B Term Loans to which such Incremental Term Loans are added pursuant to Section 1.15(c)."

          17. The definition of "Commitment" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the text ", Incremental B Term Loan Commitment" immediately following the text "B Term Loan Commitment" appearing therein.

          18. The definition of "Permitted Acquisition" appearing in Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "and, in the case of the Soundcoat Acquisition, Incremental B Term Loans" immediately following the text "from a Borrowing of Revolving Loans" appearing in clause
(A)(i) of the proviso contained therein and (ii) deleting the reference to the amount "$15,000,000" appearing in such clause (A)(i) and inserting the amount "33,000,000" in lieu thereof.

          19. The definition of "Term Loan" appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing therein and inserting a comma in lieu thereof and (ii) inserting the text "and each Incremental B Term Loan" at the end thereof.

          20. The definition of "Tranche" appearing in Section 10 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "Tranche" is inserted in lieu thereof.

          "Tranche" shall mean the respective facility, commitments and currencies utilized in making Loans hereunder, with there being seven separate Tranches, I.E., (i) Company A Dollar Term Loans, (ii) Company A Deutsche Mark Term Loans, (iii) Company A Sterling Term Loans, (iv) Subsidiary A Canadian Dollar Term Loans, (v) Subsidiary A

     Sterling Term Loans, (vi) B Term Loans and Incremental B Term Loans taken together as a single Tranche and (vii) Revolving Loans.

          21. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions in such Section 10 in proper alphabetical order:

          "Fifth Amendment" shall mean the Fifth Amendment to this Agreement, dated as of December 14, 2000 among Holdings, the Borrowers, the Banks and the Administrative Agent.

          "Fifth Amendment Effective Date" shall mean December 14, 2000 so long as all of the conditions to the effectiveness of the Fifth Amendment have been met at such time.

          "Incremental B Term Loan" shall have the meaning provided in Section 1.101(d).

          "Incremental B Term Loan Borrowing Date" shall mean the date on which the Company incurs Incremental B Term Loans to finance the Soundcoat Acquisition.

          "Incremental B Term Loan Commitment" shall mean, for each Incremental B Term Loan Lender, the commitment of such Incremental B Term Loan Lender to make Incremental B Term Loans pursuant to Section 1.01(d) on the Incremental B Term Loan Borrowing Date, as such commitment (x) is set forth in the respective Incremental B Term Loan Commitment Agreement delivered pursuant to Section 1.15(b) or, (y) may be terminated pursuant to Sections
     3.03 and/or 10.

          "Incremental B Term Loan Commitment Agreement" shall mean an Incremental B Term Loan Commitment Agreement substantially in the form of Exhibit K (appropriately completed).

          "Incremental B Term Loan Lender" shall have the meaning provided in
     Section 1.15(b).

          "Initial Incremental B Term Loan Amount" shall mean the initial aggregate principal amount of Incremental B Term Loans incurred by the Company on the Incremental B Term Loan Borrowing Date.

          "Relevant Incremental Repayment Percentage" shall mean, for the respective B Term Loan Scheduled Repayment Date occurring after the incurrence of any Incremental B Term Loans, a fraction (expressed as a percentage) (i) the numerator of which is the amount of the B Term Loans (other than Incremental B Term Loans) required to be repaid on such B Term Loan Scheduled Repayment Date (as set forth on Part B of Schedule IV as of the Fifth Amendment Effective Date) and (ii) the denominator of which is equal to the sum of all B Term Loans (other than Incremental B Term Loans) required to be repaid on all B Term Loan Scheduled Repayment Dates occurring after the incurrence of Incremental B Term Loans (as set forth on Part B of Schedule IV as of the Fifth Amendment Effective Date).

          "Soundcoat Acquisition" shall mean the purchase by the Borrower or another Credit Party of 100% of the outstanding equity interests of The Soundcoat Company, Inc., a New York corporation, from Recticel Foam Corporation.

          "Total Incremental B Term Loan Commitment" shall mean, at any time, the sum of each Incremental B Term Loan Commitment of each of the Banks at such time.

          22. The Credit Agreement is hereby amended by adding Exhibit K to the end thereof in the form of Annex A to the Fifth Amendment.

          23. In order to induce the undersigned Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fifth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Fifth Amendment Effective Date (as defined below) both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

          24. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          25. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

          26. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          27. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (x) the Borrower and the Required Banks (i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (y) the Company shall have paid to the Administrative Agent for distribution to each Bank which has signed a counterpart of this Amendment on or prior to 5:00 P.M. (New York time) on December 14, 2000, an amendment fee equal to 0.25% of the sum of such Bank's outstanding Term Loans plus its Revolving Loan Commitment, in each case at such time.

          28. From and after the Fifth Amendment Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                             AEARO CORPORATION


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             AEARO COMPANY I


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             AEARO CANADA LIMITED


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             AEARO LIMITED


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             BANKERS TRUST COMPANY
                                             Individually, and as Administrative
                                             Agent


                                             By /s/ Diane F. Rolfe
                                                --------------------------------
                                                Name: Diane F. Rolfe
                                                Title: Vice President

                                             THE CHASE MANHATTAN BANK


                                             By /s/ Stacy L. Haimes
                                                --------------------------------
                                                Name: Stacy L Haimes
                                                Title: Vice President


                                             FLEET BANK, N.A.


                                             By /s/ Harvey H. Thayer, Jr
                                                --------------------------------
                                                Name: Harvey H. Thayer, Jr
                                                Title: Managing Director


                                             NEW YORK LIFE INSURANCE COMPANY


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             NEW YORK LIFE INSURANCE & ANNUITY
                                              CORPORATION

                                             By: NEW YORK LIFE INSURANCE COMPANY


                                             By /s/ Anthony R. Malloy
                                                --------------------------------
                                                Name: Anthony Malloy
                                                Title: Director


                                             MASSACHUSETTS MUTUAL LIFE INSURANCE
                                              COMPANY


                                             By /s/ Lisa J. Yoerg
                                                --------------------------------
                                                Name: Lisa J. Yoerg
                                                Title: Managing Director

                                             CRESCENT/MACH I PARTNERS, L.P.

                                             By: TCW ASSET MANAGEMENT COMPANY,
                                                 Its Investment Manager


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             ABN AMRO BANK N.V.


                                             By /s/ Wesley P. Pascavis
                                                --------------------------------
                                                Name: Wesley P. Pascavis
                                                Title: Senior Vice President and
                                                       Managing Director


                                             BANK ONE, INDIANA, N.A.


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             CAPTIVA II FINANCE LTD.

                                             By: TCW MANAGEMENT COMPANY, Its
                                                 Investment Manager


                                             By /s/ David Dyer
                                                --------------------------------
                                                Name: David Dyer
                                                Title: Director


                                             KATONAH I, LTD


                                             By /s/ Marc S. Diagonale
                                                --------------------------------
                                                Name: Marc S. Diagonale
                                                Title:


                                             KZH CRESCENT-2 LLC


                                             By /s/ Kimberly Rowe
                                                --------------------------------
                                                Name: Kimberly Rowe
                                                Title: Authorized Agent

                                             KZH CRESCENT-3 LLC


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             NATIONAL CITY BANK, INDIANA


                                             By /s/ Thomas R. Groh
                                                --------------------------------
                                                Name:  Thomas R. Groh
                                                Title:  Assistant Vice President


                                             SEQUILS IV, LTD

                                             By: TCW MANAGEMENT COMPANY, Its
                                                 Investment Manager


                                             By
                                                --------------------------------
                                                Name:
                                                Title:


                                             UNITED OF OMAHA LIFE INSURANCE
                                              COMPANY


                                             By
                                                --------------------------------
                                                Name:
                                                Title:

                                                                         ANNEX A

                                                                       EXHIBIT K

              FORM OF INCREMENTAL B TERM LOAN COMMITMENT AGREEMENT


                              [Names(s) of Bank(s)]


                                                                          [Date]


AEARO COMPANY I
[Insert Address]


re Incremental B Term Loan Commitment
   ----------------------------------

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as further amended, modified or supplemented from time to time, the "Credit Agreement"), among Aearo Corporation, Aearo Company I (the "Company" or "you"), each Subsidiary Borrower, the lending institutions from time to time party thereto (the "Banks") and Bankers Trust Company, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

     Each Bank (each an "Incremental B Term Loan Bank") party to this letter agreement (this "Agreement") hereby severally agrees, subject to the terms and conditions set forth herein, in Annex I hereto and in Section 1.15 of the Credit Agreement, to provide the Incremental B Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental B Term Loan Lender, its "Incremental B Term Loan Commitment").

     Each Incremental Term Loan Bank party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, to the extent applicable, to become a Bank under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the

                                                                         Annex A
                                                                          Page 2

terms of the Credit Agreement are required to be performed by it as a Bank, and
(v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 4.04(b) of the Credit Agreement certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the execution of a counterpart of this Agreement by such Incremental B Term Loan Bank, the Administrative Agent and the Company, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by facsimile) hereof and the payment of any fees (including, without limitation, the upfront fees payable pursuant Annex I hereto) required in connection herewith, each Incremental B Term Loan Bank party hereto (i) shall be obligated to make the Incremental B Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement, and, to the extent applicable, shall become a Bank pursuant to the Credit Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Bank thereunder and under the other Credit Documents.

     The Company and each Incremental B Term Loan Bank agree that (i) the maturity date and interest rate applicable to the Incremental B Term Loans to be made pursuant to the Incremental B Term Loan Commitments provided hereby shall be identical to those applicable to the B Term Loans under the Credit Agreement,
(ii) the up-front fees, if any, payable in respect of the Incremental B Term Loan Commitments to be provided pursuant to this Agreement shall be as set forth in Annex I to this Agreement and (iii) the provision of the Incremental B Term Loan Commitments as contemplated hereby is subject to the terms and conditions set forth herein, in Annex I attached hereto and in Section 1.15(b)(ii) of the Credit Agreement.

     Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental B Term Loan Commitments provided hereby and any Incremental B Term Loans made pursuant thereto shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the term and provisions thereof.

     This Agreement shall become effective as of the date (the "Agreement Effective Date") when (i) each Borrower, each Subsidiary Guarantor, each Incremental B Term Loan Bank and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) each condition set forth in
Section 1.15 of the Credit Agreement shall have been satisfied.

     You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on __________ __, _____. If you do not so accept this Agreement by such time, our Incremental B Term Loan Commitments set forth in this Agreement shall be deemed canceled.

     After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

                                                                         Annex A
                                                                          Page 3

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        Very truly yours,

                                        [NAME OF BANKS]


                                        By__________________________
                                          Name:
                                          Title:


Agreed and Accepted
this ___ day of __________, ____:

AEARO COMPANY I


By:_____________________________
   Name:
   Title:


Acknowledged by:

BANKERS TRUST COMPANY,
as Administrative Agent


By:_____________________________
   Name:
   Title:

AEARO COMPANY I


By:_____________________________
   Name:
   Title:

AEARO CANADA LIMITED


By:_____________________________
   Name:
   Title:

                                                                         Annex A
                                                                          Page 4

CABOT SAFETY INTERMEDIATE CORPORATION


By:_____________________________
   Name:
   Title:


CSC FSC, INC.


By:_____________________________
   Name:
   Title:


PELTOR AB


By:_____________________________
   Name:
   Title:

                                                                         ANNEX I


      TERMS AND CONDITIONS FOR INCREMENTAL B TERM LOAN COMMITMENT AGREEMENT


1.   Agreement Effective Date:

     ___________, __________ (the "Agreement Effective Date")

2.   Incremental B Term Loan Commitment Amounts (as of the Agreement Effective
     Date):

                                      Amount of
                               Incremental B Term Loan
Name of Lender                        Commitment                       Up-front Fee
--------------                 -----------------------                 ------------



Total                          _____________                           ___________


3.   UP-FRONT FEE; OTHER FEES(1):

4.   CONDITIONS PRECEDENT TO AGREEMENT EFFECTIVE DATE:

          (i) Each Borrower and each Incremental B Term Loan Bank shall have executed and delivered to the Administrative Agent the Incremental B Term Loan Commitment Agreement to which this Annex I is attached;

          (ii) each Incremental B Term Loan Bank shall have received the fees set forth in paragraph 3 above;

          (iii) counsel to the Company reasonably satisfactory to the Administrative Agent shall have delivered to the Administrative Agent an opinion, in form and substance satisfactory to the Administrative Agent and dated the Agreement Effective Date, covering such matters referred to in
     Section 1.15(b) of the Credit Agreement; and

          (iv) the chief financial officer, or another officer satisfactory to the Administrative Agent, shall deliver to the Administrative the officer's certificate referred to in Section 1.15(a) of the Credit Agreement.

------------------------

(1) Insert up-front fees and any other fees as may be agreed to by the Company, the Administrative Agent and the Incremental B Term Loan Banks with respect to the Incremental B Term Loan Commitments.